NOTE 5 – INCOME TAX	6 Months Ended
Mar. 31, 2021
Transitional Period [Member]
NOTE 5 – INCOME TAX

NOTE 5 – INCOME TAX

Due to uncertainties surrounding the Company’s ability to generate future taxable income to realize these assets, a full valuation allowance has been established to offset the net deferred tax asset. The income tax effects of the Tax Cuts and Jobs Act have been completed in accordance with FASB ASC 740.

The provision for income tax consists of the following components at March 31, 2021 and September 30, 2020:

	2021	2020
Current:
Federal income taxes (benefit)	(33,490)	$(82,472)
State income taxes	—	—
Deferred Benefit from net operating loss	33,490	82,472
	$(0)	$(0)

The following reconciles income taxes reported in the financial statements to taxes that would be obtained by applying regular tax rates to income before taxes:

	2021	2020
Expected tax expense (benefit) using regular rates	$33,490	$82,472
State minimum tax valuation allowance	(33,490)	(82,472)
Tax Provision	$—	$—

The Company has loss carry forwards totaling $1,372,534 that may be offset against future federal income taxes. If not used, the carry forwards will expire between 2028 and 2040. The change in control may limit the amount of loss carryforward that may be utilized.

At March 31, 2021 and September 30, 2020, the significant components of the deferred tax assets are summarized below:

	March 31, 2021	September 30, 2020
Deferred income tax asset
Net operation loss carryforwards	466,662	433,172
Total deferred income tax asset	466,662	433,172
Less: valuation allowance	(466,662)	(433,172)
Total deferred income tax asset	$—	$—

The federal income tax returns of the Company for 2021 and 2020 are subject to examination by the IRS, generally for three years after they were filed.

ALTEROLA BIOTECH, INC.

NOTES TO THE FINANCIAL STATEMENTS